UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 24, 2018

DELCATH SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-16133	06-1245881
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1633 Broadway, Suite 22C, New York, New York

(Address of principal executive offices)

10019

(Zip code)

(212) 489-2100

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to section 13(a) of the Exchange Act.

Item 1.01	Entry into a Material Definitive Agreement.

On December 24, 2018, Delcath Systems, Inc. (the “Company”) entered into an Exchange Agreement with an institutional investor (the “Holder”) with respect to the following previously issued to Holder (I) that certain Warrant to Purchase Common Stock (the “Existing February Warrant”), issued to the Holder on February 9, 2018 (pursuant to (i) that certain Placement Agency Agreement, dated February 8, 2018, (ii) the Company’s Registration Statement on Form S-1 (File number 333-220898) and (iii) the Company’s final prospectus dated as of February 8, 2018) and which Existing February Warrant is currently exercisable into 130,000 shares of Common Stock (as defined in the Existing February Warrant) and (II) that certain Warrant to Purchase Common Stock (the “Existing November Warrant”, and together with the Existing February Warrant, the “Existing Warrants”), issued to the Holder pursuant to that certain Exchange Agreement, dated November 15, 2017, by and between the Company and the Holder, (in exchange, in part, for that certain senior secured convertible note originally issued pursuant to that certain Securities Purchase Agreement, dated June 6, 2016, by and among the Company, the Holder and certain other buyers signatory thereto) and which Existing November Warrant is currently exercisable into 12,540 shares of Common Stock. The Company issued to the Holder 142,540 shares of Common Stock (the “Exchange Shares”) in exchange for the Existing Warrants (the “Exchange”). The Exchange was made in reliance upon the exemption from registration provided by Section 3(a)(9) of the Securities Act of 1933, as amended. Concurrently therewith, the Holder has executed and delivered to the Company a leak-out agreement which contains certain trading restrictions with respect to the Exchange Shares.

Item 3.02.	Unregistered Sales of Equity Securities.

See Item 1.01 above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELCATH SYSTEMS, INC.

Date: December 26, 2018	By:	/s/ Jennifer Simpson
	Name:	Jennifer Simpson
	Title:	President and Chief Executive Officer